UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2004


                      SmartServ Online, Inc.
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      (Exact Name of Registrant as Specified in its Charter)



        Delaware                          0-28008                 13-3750708
-------------------------------         -----------             ----------------
(State or Other Jurisdiction of         (Commission             (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania             19462
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
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     On July 28, 2004,  the Company  issued a press release  announcing  that it signed a Letter of Intent with KPCCD, Inc. with respect to the acquisition of the stock of KPCCD, Inc. A copy of this press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is filed herewith:

     Exhibit 99.1   Press Release of the Company  dated July 28, 2004  regarding
                    the  letter  of  intent   executed   with   respect  to  the
                    acquisition of KPCCD, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SMARTSERV ONLINE, INC.



Dated:  July 28, 2004                           By: /s/ Robert Pons
                                                   -----------------------------
                                                   Robert Pons,
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

Exhibit 99.1        Press Release of the Company  dated July 28, 2004  regarding
                    the  letter  of  intent   executed   with   respect  to  the
                    acquisition of KPCCD, Inc.